UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2007

NuTECH DIGITAL, INC.

(Exact name of registrant as specified in its charter)

California	000-50021	95-4642831
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

10390 Wilshire Boulevard Penthouse 20 Los Angeles, California 90024 (Address of principal executive offices)

(310) 777-0012

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On October 5, 2007, the firm of Weaver & Martin resigned as the auditor of record for NuTECH DIGITAL (the “Company”, “NuTech”, “we” and “us”).  There have been no disagreements between the Company and Weaver & Martin, and Weaver & Martin did not issue any adverse opinion or disclaimer or opinion in the principal accountant’s report on the financial statements for the Company in either of the past two years.  The Company provided Weaver & Martin with a copy of the disclosures contained in this Report and requested that Weaver & Martin provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein.  Weaver & Martin has agreed with the disclosures made herein. A copy of the resignation letter and the letter to the Securities and Exchange Commission are attached hereto as Exhibits 16.1 and 16.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and exhibits.

Exhibit Number	Description
16.1*	Resignation Letter of Weaver & Martin, dated October 5, 2007
16.2*	Letter from Weaver & Martin to the Securities & Exchange Commission, dated October 24, 2007

* Attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuTECH DIGITAL
Date: October 29, 2007	By:	/s/ A. Frederick Greenberg
A. Frederick Greenberg
Chief Executive Officer